UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2004

KERR-MCGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kerr-McGee Center Oklahoma City, Oklahoma		73125
(Address of principal executive offices)		(Zip Code)

(405) 270-1313
(Registrant’s telephone number, including area code)

Item 5.  Other Events.

On April 6, 2004, Kerr-McGee Corporation (“Kerr-McGee”), its wholly owned subsidiary, Kerr-McGee (Nevada) LLC (“Merger Sub”), and Westport Resources Corporation (“Westport”) entered into an Agreement and Plan of Merger. The audited consolidated financial statements of Westport included in its Annual Report on Form 10-K for the year ended December 31, 2003 and the unaudited consolidated financial statements of Westport as of and for the three months ended March 31, 2004 are filed herewith. In addition, the unaudited pro forma condensed combined financial statements filed herewith have been prepared to present a picture of the results of operations of the combined company after giving effect to the merger of Westport with and into Merger Sub, absent any operational or other changes, had Kerr-McGee and Westport’s businesses been combined for the periods and at the dates indicated. The unaudited pro forma condensed combined financial statements filed herewith are identical to the ones included in Amendment No. 1 to the Registration Statement on Form S-4 (Registration No.: 333-114886), which amendment was filed by Kerr-McGee on May 18, 2004.

Item 7 (c).  Exhibits.

23.1                           Consent of KPMG LLP

23.2                           Consent of Ryder Scott Company, L.P.

23.3                           Consent of Netherland Sewell & Associates, Inc.

99.1                           Audited Consolidated Financial Statements of Westport included in its Annual Report on Form 10-K for the year ended December 31, 2003.

99.2                           Unaudited Consolidated Financial Statements of Westport as of and for the three months ended March 31, 2004.

99.3                           Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

Date: June 21, 2004	By:	/s/ John M. Rauh
John M. Rauh
Vice President and Controller

EXHIBIT INDEX

23.1                           Consent of KPMG LLP.

23.2                           Consent of Ryder Scott Company, L.P.

23.3                           Consent of Netherland Sewell & Associates, Inc.

99.1                           Audited Consolidated Financial Statements of Westport included in its Annual Report on Form 10-K for the year ended December 31, 2003.

99.2                           Unaudited Consolidated Financial Statements of Westport as of and for the three months ended March 31, 2004.

99.3                           Unaudited Pro Forma Condensed Combined Financial Statements.